UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2013

Oxford Industries, Inc.

(Exact name of registrant as specified in its charter)

Georgia	001-04365	58-0831862
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

999 Peachtree Street, N.E., Ste. 688, Atlanta, GA	30309
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (404) 659-2424

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01              Regulation FD Disclosure.

On May 7, 2013, Tommy Bahama, one of the operating groups of Oxford Industries, Inc. (the “Company”), announced that it has acquired the business operations relating to the Tommy Bahama® business in Canada from its licensee.  The Company expects that the acquired operations will contribute approximately $10 million in revenues during its 2013 fiscal year, which ends February 1, 2014, and that the net impact of the acquisition will be modestly accretive to earnings during fiscal 2013.  The Company further notes that the anticipated impact of these acquired operations was taken into consideration when the Company issued its guidance for fiscal 2013 on April 2, 2013.

The press release announcing the transaction is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.  Financial terms of the transaction have not been disclosed.

Cautionary Statements Regarding Forward-Looking Statements

This Current Report on Form 8-K, including any exhibits incorporated herein, may include statements that are forward-looking statements within the meaning of the federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. The Company intends for all forward-looking statements contained herein or on its website, and all subsequent written and oral forward-looking statements attributable to it or persons acting on its behalf, to be covered by the safe harbor provisions for forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 (which Sections were adopted as part of the Private Securities Litigation Reform Act of 1995). Important assumptions relating to these forward-looking statements include, among others, assumptions regarding the impact of economic conditions on consumer demand and spending, particularly in light of general economic uncertainty that continues to prevail, demand for the Company’s products, timing of shipments requested by the Company’s wholesale customers, expected pricing levels, competitive conditions, retention of and disciplined execution by key management, the timing and cost of store openings and of planned capital expenditures, costs of products as well as the raw materials used in those products, costs of labor, acquisition and disposition activities, expected outcomes of pending or potential litigation and regulatory actions, access to capital and/or credit markets and the impact of foreign losses on the Company’s effective tax rate. Forward-looking statements reflect the Company’s current expectations, based on currently available information, and are not guarantees of performance. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, these expectations could prove inaccurate as such statements involve risks and uncertainties, many of which are beyond its ability to control or predict. Should one or more of these risks or uncertainties, or other risks or uncertainties not currently known to the Company or that it currently deems to be immaterial, materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. Important factors relating to these risks and uncertainties include, but are not limited to, those described in Part I, Item 1A. contained in the Company’s Annual Report on Form 10-K for the period ended February 2, 2013 under the heading “Risk Factors” and those described from time to time in its future reports filed with the SEC.

Item 9.01              Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number
99.1	Press Release of Tommy Bahama, dated May 7, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OXFORD INDUSTRIES, INC.

May 7, 2013	/s/	Thomas E. Campbell
	Name:	Thomas E. Campbell
	Title:	Senior Vice President-Law and Administration, General Counsel and Secretary